UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2023

Trident Brands Incorporated
(Exact name of registrant as specified in its charter)

Nevada	000-53707	26-1367322
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

433 Plaza Real, Suite 275, Boca Raton, FL 33432

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (262) 789-6689

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $.001 par value per share	TDNT	N/A

Item 4.01 Changes in Registrant’s Certifying Accountant.

On June 29, 2023, Trident Brands Incorporated (the “Company) received a written notification dated June 20, 2023 from Malone Bailey, LLP  (“Malone”), its independent registered public accounting firm, to the effect that it has resigned as the Company’s independent registered public accounting firm.

During the Company's two most recent fiscal years for which an audit was completed, Malone’s report on the financial statements of the Company did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that in each of 2020 and 2021, Malone’s opinion contained a “going concern” qualification. The audit of the Company’s 2022 financial statements was not completed.

During the  Company's  two most recent  fiscal years and the interim period prior to Malone’s resignation, there were no disagreements with Malone on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Malone, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

With respect to both the 2020 and 2021 financial statements, Malone advised the Company that the internal controls necessary for the Company to develop reliable financial statements did not exist.  The audit of the Company’s 2022 financial statements was not completed. The Company’s board of directors discussed with Malone that the internal controls necessary for the Company to develop reliable financial statements did not exist.  The Company has authorized Malone to respond fully to the inquiries of the successor accountant concerning the Company’s internal controls.

The Company’s Board of Directors has accepted Malone’s resignation.

As of the date of this Current Report on Form 8-K, the Company’s Board of Directors has not yet engaged  a new independent registered public accounting firm. The Company is currently in the process of selecting it’s a new independent registered public accounting firm. The Company will file a Current Report on Form 8-K once it engages a new independent registered public accounting firm.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Letter of Registrant’s Independent Registered Public Accounting Firm dated July 3, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trident Brands Incorporated

Dated: July 6, 2023	By:	/s/ Michael Friedman
Michael Friedman
CEO

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